Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE, ACCOUNTING AND
FINANCIAL OFFICER
Pursuant TO 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Grant Hartford Corporation (the "Company") on Form 10-Q for the period ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Eric Sauve, President/Chief Executive Officer/Chief Financial Officer of the Company, and David Gilmer, Secretary/Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: May 17, 2010

/s/Eric Sauve
Eric Sauve
President/Chief Executive Officer/Chief Financial Office

Dated: May 17, 2010

/s/David Gilmer
David Gilmer
Secretary/Treasurer